UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                              FORM 8-K

                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          JANUARY 27, 2003

                        MILLENNIUM CELL INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


 DELAWARE                             000-31083                       22-3726792
(STATE OR OTHER JURISDICTION         (COMMISSION FILE              (IRS EMPLOYER
OF INCORPORATION)                        NUMBER)             IDENTIFICATION NO.)


                 1 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (732) 542-4000



                                 NOT APPLICABLE
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Item 5. Other Events

On January 27, 2003, Millennium Cell, Inc. issued a press release announcing two items:

     1. A favorable shareholder vote approving the issuance of secured convertible debentures; and

     2. They received a de-listing notification letter from NASDAQ National Market denying the Company's earlier compliance plan to bring the Company into conformance with the $10 million shareholder equity requirement. The Company reported that it has appealed the decision and the de-listing has been delayed pending a hearing before the NASDAQ Listing Qualifications Panel.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated into this report by reference.

Item 7.   Financial Statements And Exhibits

(a)      Exhibit.


Exhibit
Number     Description
------     ------

   99.1 Press release issued by Millennium Cell Inc. on January 27, 2003 announcing results of shareholder vote and acknowledging receipt of delisting notice from Nasdaq for failing to meet minimum shareholders equity requirement.


                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2003                  Millennium Cell Inc.

                                   BY:   /s/  Stephen S.Tang

                                        Stephen S. Tang
                                        President and Chief Executive Officer